UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2018

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Early Results, Upsizing and Pricing of Tender Offers

As previously announced, Newell Brands Inc. (the “Company”) commenced cash tender offers on December 4, 2018 for (i) any and all of the Company’s 3.150% Notes due 2021 (the “2021 Notes”) (such offer, the “Any and All Offer”) and (ii) up to the Maximum Waterfall Tender Amount (as defined below) in aggregate principal amount of the Company’s 5.500% Notes due 2046, 3.900% Notes due 2025, 5.375% Notes due 2036, 4.200% Notes due 2026 and 3.850% Notes due 2023 (collectively, the “Waterfall Notes”) (such offer, the “Waterfall Offer”, and together with the Any and All Offer, the “Tender Offers”).

On December 19, 2018, the Company issued a press release announcing that $252,081,000 in aggregate principal amount of the 2021 Notes and $4,196,782,000 in aggregate principal amount of the Waterfall Notes were validly tendered and not properly withdrawn at or prior to 5:00 p.m., New York City time, on December 18, 2018 (the “Early Tender Deadline”). In addition, the Company announced that it has amended the terms of the Waterfall Offer to increase the “Maximum Waterfall Tender Amount” to an aggregate principal amount equal to $1,625,000,000 less the aggregate principal amount of the 2021 Notes validly tendered and accepted for purchase in the Any and All Offer. Also on December 19, 2018, the Company issued a subsequent press release announcing the pricing terms of the Tender Offers. Copies of the Company’s press releases announcing the early results, upsizing and pricing terms of the Tender Offers are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to purchase, any securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Tender Offers are being made solely pursuant to an offer to purchase dated December 4, 2018 and related letter of transmittal, which set forth the terms and conditions of the Tender Offers.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

99.1	Press Release of Newell Brands Inc. announcing early results and upsizing of its Tender Offers, dated December 19, 2018.

99.2	Press Release of Newell Brands Inc. announcing pricing terms of its Tender Offers, dated December 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: December 19, 2018	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary